UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00041

GENERAL AMERICAN INVESTORS COMPANY, INC.

(Exact name of registrant as specified in charter)

530 Fifth Avenue, 26th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Eugene S. Stark
General American Investors Company, Inc.
530 Fifth Avenue
26th Floor
New York, New York 10036
(Name and address of agent for service)

Copy to:

William G. Farrar, Esq.
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004

Registrant’s telephone number, including area code: 212-916-8400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

General

American

Investors

2023

Annual

Report

GENERAL AMERICAN INVESTORS COMPANY, INC.

Established in 1927, the Company is a closed-end investment company listed on the New York Stock Exchange. Its objective is long-term capital appreciation through investment in companies with above average growth potential.

FINANCIAL SUMMARY (unaudited)
	2023	2022
Net assets applicable to Common Stock - December 31	$1,233,031,938	$1,041,159,645
Net investment income	10,577,329	5,508,597
Net realized gain	63,572,043	29,845,465
Net increase (decrease) in unrealized appreciation	199,254,426	(212,628,738)
Distributions to Preferred Stockholders	(11,310,806)	(11,311,972)

Per Common Share - December 31
Net asset value	$51.96	$43.42
Market price	$42.95	$36.15
Discount from net asset value	(17.3)%	(16.7)%

Common Shares outstanding - Dec. 31	23,732,324	23,979,022
Market price range* (high-low)	$43.37-$35.97	$44.37-$33.73
Market volume - shares	5,820,859	6,949,470

*	Unadjusted for dividend payments.

DIVIDEND SUMMARY (per share) (unaudited)
Record Date	Payment Date	Ordinary Income	Long-Term Capital Gain	Total

Common Stock

Nov. 13, 2023	Dec. 28, 2023	$0.642075	$2.007925	$2.650000
Total from 2023 earnings

Nov. 14, 2022	Dec. 29, 2022	$0.141899	$0.858101	$1.000000
Total from 2022 earnings

Preferred Stock

Mar. 7, 2023	Mar. 24, 2023	$0.090103	$0.281772	$0.371875
Jun. 7, 2023	Jun. 26, 2023	0.090103	0.281772	0.371875
Sept. 7, 2023	Sept. 25, 2023	0.090103	0.281772	0.371875
Dec. 7, 2023	Dec. 26, 2023	0.090103	0.281772	0.371875
Total for 2023		$0.360412	$1.127088	$1.487500

Mar. 7, 2022	Mar. 24, 2022	$0.052769	$0.319106	$0.371875
Jun. 7, 2022	Jun. 24, 2022	0.052769	0.319106	0.371875
Sept. 7, 2022	Sept. 26, 2022	0.052769	0.319106	0.371875
Dec. 7, 2022	Dec. 27, 2022	0.052769	0.319106	0.371875
Total for 2022		$0.211076	$1.276424	$1.487500

General American Investors Company, Inc.

530 Fifth Avenue, 26th Floor, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

TO THE STOCKHOLDERS

General American Investors

G

eneral American Investors’ net asset value (NAV) per Common Share (assuming reinvestment of all dividends) increased 27.1% for the year ended December 31, 2023. The U.S. stock market was up 26.3% for the year, as measured by our benchmark, the Standard & Poor’s 500 Stock Index (including income). The return to our Common Stockholders increased by 26.2% and the discount at which our shares traded to their NAV continued to fluctuate and on December 31, 2023, it was 17.3%.

The table that follows provides a comprehensive presentation of our performance and compares our returns on an annualized basis with the S&P 500.

Years	Stockholder Return (Market Value)	NAV Return	S&P 500
3	11.2%	12.1%	10.0%
5	15.4	15.4	15.7
10	9.6	10.0	12.0
20	8.5	8.7	9.7
30	10.6	10.7	10.1
40	11.3	11.8	11.3
50	12.7	12.6	11.2

The S&P 500 recorded robust returns for 2023 as a few mega-cap technology companies and a select group of others enjoyed stellar returns. Most companies in the S&P 500 did not fare as well. The equal weight S&P 500 rose only 13.65%, dividends reinvested. Commentary from Federal Reserve officials in the fourth quarter suggested that interest rates may have peaked amid broadening disinflation among the core index of consumer prices, facilitating a significant recovery in share prices.

Much of the economic data for the U.S. economy remains mixed. On the positive side, unemployment rates remain historically low, wage growth modestly exceeds inflation, and consumer demand is relatively strong. Given the high survey probabilities of recession in the middle of last year amidst the inverted yield curve, it is a remarkable performance. Consumer confidence surveys may have also bottomed out in the 4th quarter, recently reporting the most significant jump since the pandemic began to ease.

On the other hand, purchasing manager surveys, industrial production, and layoffs hint that not all is well below the surface. The U.S. economy appears to be slowing, with pockets of significant strength that are predominantly beneficiaries of fiscal policy, namely, the Chips Act and the Infrastructure Act injections, as well as rapidly rising investments in Generative Artificial Intelligence. The overall capital investment rate in the U.S. has not been favorable, which at last count (full-year data pending) looks to rise a meager 1.5%, suggesting significant retrenching in slowing sectors.

Businesses reinvest for three reasons: maintaining their productive assets, increasing production to meet growing demand, and replacing labor with automation through software and hardware to reduce costs. A fourth is now underway, reshoring or nearshoring production to lessen reliance on distant supply chains, a significant problem during the pandemic as countries employed differing strategies to combat its effects. This consideration may reduce profit margins if pricing improvement or cost reductions are not achieved.

There appears to be some cognitive dissonance in the U.S. as consensus expectations for 4-6 cuts in short-term interest rates by the end of 2024 do not comport with elevated consumption and rising asset prices. Recent readings of the Bloomberg Financial Conditions Index for the U.S. are approaching their highest levels since 2021 when households had excess savings courtesy of the government’s pandemic support. Falling inflation and increasing incomes would likely encourage consumption, not discourage, feeding inflation pressures in the future. Consensus economic expectations incorporate a soft landing for the economy with peak interest rates behind us. It is plausible, but much will depend on the adept use of fiscal and monetary policy.

Since the Great Financial Crisis, financial markets in the U.S. have behaved in historically unusual ways, likely due to energetic monetary and fiscal policymakers. Generally, bonds do well when equities do not. A high correlation between equity and bond market performance and the inverse correlation between the two and the U.S. dollar suggests a paradigm shift. With the U.S. government’s high level of deficit spending and elevated financing needs amidst a growing economy, the default setting for fiscal and monetary policy may be to welcome a weaker dollar. How this settles out remains to be seen, but it may yield upwardly biased markets with high volatility. Normalization of policy still seems distant.

For now, we remain fully invested on a net capital basis and watchful of changing dynamics, with a bias toward the potential for a soft landing for the economy, though guarded by the enormity of the current geopolitical conflagrations and their potential economic and financial market impacts. With interest rates falling to nearly 1.5% over inflation, the attractiveness of fixed income has diminished relative to riskier assets. Although we remain optimistic for the long term, the financial and economic environments remain murky, with seemingly ample opportunities to surprise.

Ms. Linda J. Genid, an employee of the Company for the last forty years and Corporate Secretary since 2016, retired effective December 31, 2023. Ms. Genid will continue in a consulting role with the Company for a period of time. Effective January 1, 2024, Ms. Connie A. Santa Maria, an employee of the Company since 2015 and Assistant Corporate Secretary since 2019, was appointed Corporate Secretary.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, etc., is available on our website, which can be accessed at www.generalamericaninvestors.com.

By Order of the Board of Directors,

Jeffrey W. Priest

President and Chief Executive Officer

January 24, 2024

THE COMPANY

General American Investors

Corporate Overview

General American Investors, established in 1927, is one of the nation’s oldest closed-end investment companies. It is an independent organization that is internally managed. For regulatory purposes, the Company is classified as a diversified, closed-end management investment company; it is registered under and subject to the Investment Company Act of 1940 and Sub-Chapter M of the Internal Revenue Code.

Investment Policy

The primary objective of the Company is long-term capital appreciation. Lesser emphasis is placed on current income. In seeking to achieve its primary objective, the Company invests principally in common stocks believed by its management to have better than average growth potential.

The Company’s investment approach focuses on the selection of individual stocks, each of which is expected to meet a clearly defined portfolio objective. A continuous investment research program, which stresses fundamental security analysis, is carried on by the officers and staff of the Company under the oversight of the Board of Directors. The Directors have a broad range of experience in business and financial affairs.

Portfolio Manager

Mr. Jeffrey W. Priest, has been President of the Company since February 1, 2012 and has been responsible for the management of the Company since January 1, 2013 when he was appointed Chief Executive Officer and Portfolio Manager. Mr. Priest joined the Company in 2010 as a senior investment analyst and has spent his entire 35-year business career on Wall Street. Mr. Priest succeeds Mr. Spencer Davidson who served as Chief Executive Officer and Portfolio Manager from 1995 through 2012.

“GAM” Common Stock

As a closed-end investment company, the Company does not offer its shares continuously. The Common Stock is listed on The New York Stock Exchange (symbol, GAM) and can be bought or sold in the same manner as all listed stocks. Net asset value is computed and published on the Company’s website daily (on an unaudited basis). It is also available on most electronic quotation services using the symbol “XGAMX.” Net asset value per share (NAV), market price, and the discount or premium from NAV as of the close of each week, is published in Barron’s and The Wall Street Journal, Monday edition.

Shares of the Company usually sell at a discount to NAV, as do the shares of most other domestic equity closed-end investment companies.

Since March 1995, the Board of Directors has authorized the repurchase of Common Stock in the open market when the shares trade at a discount to NAV of at least 8%. To date, 32,468,857 shares have been repurchased.

“GAM Pr B”
Preferred
Stock

On September 24, 2003, the Company issued and sold in an underwritten offering 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B with a liquidation preference of $25 per share ($200,000,000 in the aggregate). The Preferred Shares are rated “A1” by Moody’s Investors Service, Inc. and are listed and traded on The New York Stock Exchange (symbol, GAM Pr B). The Preferred Shares are available to leverage the investment performance of the Common Stockholders; higher market volatility for the Common Stockholders may result.

The Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25 per share. To date, 398,447 shares have been repurchased.

THE COMPANY

General American Investors

Dividend
and
Distribution
Policy

The Company’s dividend and distribution policy is to pay to stockholders before year-end substantially all ordinary income estimated for the full year and capital gains realized during the ten-month period ended October 31 of that year. If any additional capital gains are realized and available or ordinary income is earned during the last two months of the year, a “spill-over” distribution of these amounts may be paid. Dividends and distributions on shares of Preferred Stock are paid quarterly. Distributions from capital gains and dividends from ordinary income are allocated proportionately among holders of shares of Common Stock and Preferred Stock.

Dividends from income have been paid continuously on the Common Stock since 1939 and capital gain distributions in varying amounts have been paid for each of the years 1943-2023 (except for the year 1974). (A table listing dividends and distributions paid during the 10-year period 2014-2023 is shown at the bottom of page 5.) To the extent that shares can be issued, dividends and distributions are paid to Common Stockholders in additional shares of Common Stock unless the stockholder specifically requests payment in cash.

Proxy Voting
Policies,
Procedures
and Record

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the 12-month period ended June 30, 2023 are available: (1) without charge, upon request, by calling the Company at its toll-free number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

Direct
Registration

The Company makes available direct registration for its Common Shareholders. Direct registration, an element of the Investors Choice Plan administered by our transfer agent, is a system that allows for book-entry ownership and electronic transfer of our Common Shares. Accordingly, when Common Shareholders, who hold their shares directly, receive new shares resulting from a purchase, transfer or dividend payment, they will receive a statement showing the credit of the new shares as well as their Plan account and certificated share balances. A brochure which describes the features and benefits of the Investors Choice Plan, including the ability of shareholders to deposit certificates with our transfer agent, can be obtained by calling Equiniti Trust Company, LLC at 1-800-413-5499, calling the Company at 1-800-436-8401 or visiting our website: www.generalamericaninvestors.com - click on Distributions & Reports, then Report Downloads.

Privacy
Policy and
Practices

The Company’s transfer agent collects nonpublic personal information about its direct stockholders with respect to their transactions in shares of the Company’s securities (those stockholders whose shares are registered directly in their names). This information includes the stockholder’s address, tax identification or Social Security number and dividend elections. We do not have knowledge of, nor do we collect personal information about, stockholders who hold the Company’s securities in “street name” registration.

We do not disclose any nonpublic personal information about our current or former stockholders to anyone, except as required by law. We restrict access to nonpublic personal information about our stockholders to those few employees who need to know that information to perform their responsibilities. We maintain safeguards to comply with federal standards to secure our stockholders’ information.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

General American Investors

T

he investment return for a Common Stockholder of General American Investors (GAM) over the 10 years ended December 31, 2023 is shown in the table and in the accompanying chart below. The return based on GAM’s net asset value (NAV) per Common Share in comparison to the change in the Standard & Poor’s 500 Stock Index (S&P 500) is also displayed. Each illustration assumes an investment of $10,000 at the beginning of 2014.

Stockholder Return is the return a Common Stockholder of GAM would have achieved assuming reinvestment of all dividends and distributions at the actual reinvestment price and of all cash dividends and distributions at the market price on the ex-dividend date.

Net Asset Value (NAV) Return is the return on shares of the Company’s Common Stock based on the NAV per share, including the reinvestment of all dividends and distributions at the reinvestment prices indicated above.

Standard & Poor’s 500 Return is the total rate of return on this widely-recognized, unmanaged index which is a measure of general stock market performance, including dividend income.

Past performance may not be indicative of future results.

The following tables and graph do not reflect the deduction of taxes that a stockholder would pay on Company distributions or the sale of Company shares.

	General American Investors				Standard & Poor’s 500
	Stockholder Return		Net Asset Value Return		Return
Year	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return	Cumulative Investment	Annual Return
2014	$10,932	9.32%	$10,646	6.46%	$11,369	13.69%
2015	10,348	-5.34	10,480	-1.56	11,529	1.41
2016	11,134	7.59	11,494	9.68	12,911	11.98
2017	13,495	21.21	13,607	18.38	15,729	21.83
2018	12,163	-9.87	12,650	-7.03	15,040	-4.38
2019	17,216	41.54	17,087	35.07	19,776	31.49
2020	18,116	5.23	18,372	7.52	23,415	18.40
2021	23,218	28.16	23,680	28.89	30,137	28.71
2022	19,754	-14.92	20,338	-14.11	24,679	-18.11
2023	24,935	26.23	25,858	27.14	31,168	26.29

10-YEAR INVESTMENT RESULTS
ASSUMING AN INITIAL INVESTMENT OF $10,000

CUMULATIVE VALUE OF INVESTMENT

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (UNAUDITED) - continued

General American Investors

During the year ended December 31, 2023, the Company performed either incrementally better or in-line with its benchmark, the Standard & Poor’s 500 Stock Index (S&P 500), depending upon the basis for comparison. On a net asset value basis, the Company’s return was 27.1% including reinvestment of dividends and distributions. On a market price per share basis, the return to our common shareholders was 26.2% including reinvestment of dividends and distributions. The S&P 500 returned 26.3% including income.

The returns noted above were realized in an environment of heightened inflation, increasing interest rates and quantitative tightening (balance sheet reduction) by the Federal Reserve Bank with the intent of reducing inflation and slowing the economy. With this backdrop, there were two periods of relatively significant negative stock market returns that occurred during the period of mid-February to mid-March and during the months of August through October. More than offsetting these declines, the market rallied from mid-March through July and notably during the last two months of the year, November and December.

As of December 31, 2023, the S&P 500 Index was comprised of 503 constituent companies having a median market capitalization of $34 billion with a similar 503 constituent companies having a median market capitalization of $29 billion as of December 21, 2022 per S&P Dow Jones Indices. Increases in Price/Earnings ratios were the principal driver of both stock market returns and median market capitalization during 2023. Trailing 12 month Price/Earnings ratios for the S&P 500 Index expanded from approximately 19 at December 31, 2022 to approximately 23 at December 31, 2023.

The Company holds shares in 68 portfolio companies in addition to a money market fund and U.S. Treasury Bills for liquidity. The median market capitalization of these portfolio companies is approximately $45 billion. As a result, any overlap in portfolio positions between the Company and the benchmark is limited. Furthermore, the Company’s percentage ownership in a given portfolio position or the period of ownership of a particular position by the Company can result in variations between the Company and the benchmark. Lastly, there are several operational differences between the Company and the S&P 500 including the fact that the Company incurs expenses (1.35% of common net assets) to conduct its operations, maintains a level of liquidity to take advantage of market opportunities (approximately 11% of common net assets), and is modestly leveraged (approximately 15% relative to common net assets). The S&P 500 does not incur expenses, maintain liquidity (fully invested at all times), and it is not levered. Hence, a discussion comparing differences in return between the Company and the S&P 500 should be conducted at a relatively high level.

The S&P 500 Index is comprised of eleven industry sector classifications as follows: Information Technology, Health Care, Consumer Discretionary, Financials, Communication Services, Industrials, Consumer Staples, Real Estate, Energy, Materials, and Utilities. Within these sectors, various companies are categorized. As a practical matter, the Company does not invest in all of these sectors (no allocation to Real Estate and Utilities) all of the time or at the same level as the S&P 500 asset allocation. Hence, performance differences naturally occur due to these investment and allocation decisions.

During 2023, relative to the S&P 500 Index, the Company underperformed by approximately 2-3% in the Information Technology and Financials sectors and outperformed by approximately 1-2% in the Industrials and Energy sectors when considering the combined impact of the variables of stock selection, asset allocation, and holding period. The Company performed generally in-line with the S&P 500 Index in the Materials, Consumer Discretionary, Consumer Staples, Health Care, and Communications Services sectors. As indicated earlier, the Company had no allocation to the Real Estate and Utilities sectors and, as a result, did not participate in the performance of those sectors. It should also be noted that certain hedging and options-related strategies detracted from Company performance by approximately 17 basis points.

Underperformance in the Information Technology sector was primarily the result of reduced asset allocation to that sector. In the Financial sector, the Company underperformed due to a greater allocation to insurance/reinsurance companies versus those focused upon banking, credit processing, asset management, and investment banking. Excess performance in the Energy sector was primarily the result of stock selection, including a uranium mining company (i.e., Cameco). Excess performance in the Industrials sector was primarily due to greater asset allocation to that sector and stock selection (e.g., Republic Services).

DIVIDENDS AND DISTRIBUTIONS PER COMMON SHARE (2014-2023)

The table below shows dividends and distributions on the Company’s Common Stock for the prior 10-year period. Amounts shown are based upon the year in which the income was earned, not the year paid. Spill-over payments made after year-end are attributable to income and gains earned in the prior year.

Earnings Source				Earnings Source
Year	Income	Short-Term Capital Gains	Long Term Capital Gains	Year	Income	Short-Term Capital Gains	Long Term Capital Gains
2014	$0.321	$0.254	$2.925	2019	$0.388	—	$2.062
2015	0.392	—	0.858	2020	0.147	—	2.603
2016	0.283	—	2.997	2021	0.463	—	3.087
2017	0.578	—	3.012	2022	0.142	—	0.858
2018	0.294	—	1.956	2023	0.642	—	2.008

The diversification of the Company’s net assets applicable to its Common Stock by industry group as of December 31, 2023 is as follows.

Industry Category	Cost (000)	Value (000)	% Common Net Assets*
Information Technology
Semiconductors & Semiconductor Equipment	$27,625	$125,260	10.2%
Software & Services	32,736	114,633	9.3
Technology, Hardware & Equipment	4,940	71,725	5.8
	65,301	311,618	25.3
Financials
Banks	3,323	27,531	2.2
Financial Services	2,969	81,163	6.6
Insurance	26,030	127,247	10.3
	32,322	235,941	19.1
Health Care
Equipment & Services	27,338	29,689	2.4
Pharmaceuticals, Biotechnology & Life Sciences	54,929	97,047	7.9
	82,267	126,736	10.3
Consumer Discretionary
Consumer Services	19,509	26,283	2.1
Distribution and Retail	16,539	98,739	8.0
	36,048	125,022	10.1
Consumer Staples
Distribution and Retail	1,602	34,984	2.8
Food, Beverage & Tobacco	18,526	64,854	5.3
Household & Personal Products	12,717	21,454	1.7
	32,845	121,292	9.8
Industrials
Capital Goods	18,422	35,850	2.9
Commercial & Professional Services	7,035	82,278	6.7
	25,457	118,128	9.6
Communication Services
Media & Entertainment	33,970	81,868	6.6
Telecommunication Services	20,764	23,374	1.9
	54,734	105,242	8.5

Materials	60,306	70,459	5.7
Energy	29,141	63,562	5.2
Miscellaneous**	13,363	12,541	1.0
	431,784	1,290,541	104.6
Short-Term Securities	131,690	131,704	10.7
Total Investments	$563,474	1,422,245	115.3
Other Assets in Excess of Liabilities		826	0.1
Preferred Stock		(190,039)	(15.4)
Net Assets Applicable to Common Stock		$1,233,032	100.0%

*Net Assets applicable to the Company’s Common Stock.

**Securities which have been held for less than one year, not previously disclosed, and not restricted.

PORTFOLIO DIVERSIFICATION (UNAUDITED)

General American Investors

(see notes to financial statements)

MAJOR STOCK CHANGES(a): THREE MONTHS ENDED DECEMBER 31, 2023 (UNAUDITED)

General American Investors

		Net Shares Transacted	Shares Held
Increases
New Positions	United States Steel Corporation	85,435	85,435

Additions	Agnico Eagle Mines Limited	14,330	538,858
	Angi Inc. - Class A	246,335	1,433,704
	AT&T Inc.	330,210	831,602
	The Cigna Group	5,000	42,500
	Medtronic plc	35,000	105,000
	Merck & Co., Inc.	25,000	204,326
	NextNav Inc.	415,554	1,666,915
	PepsiCo, Inc.	20,000	160,000
	Quantum-Si Incorporated - Class A	175,100	294,350

Decreases
Eliminations	Arista Networks, Inc.	25,000	—
	NIKE, Inc. - Class B	70,000	—
	SomaLogic, Inc. - Class A	450,000	—
	VBI Vaccines, Inc.	62,583	—

Reductions	Algoma Steel Group Inc.	154,904	816,056
	Axis Capital Holdings Limited	81,457	203,624
	Bath & Body Works, Inc.	125,000	139,592
	Cameco Corporation	35,000	584,230
	Cisco Systems, Inc.	35,000	188,260
	Eaton Corporation plc	15,700	40,500
	Expedia Group, Inc.	25,000	173,157
	indie Semiconductor, Inc. - Class A	220,000	715,064
	Microsoft Corporation	10,000	205,000
	Republic Services, Inc.	25,998	498,897
	SIGA Technologies, Inc.	178,089	793,042
	The Walt Disney Company	25,000	86,478

(a)Common shares unless otherwise noted.

(see notes to financial statements)

Ten largest investment holdings (UNAUDITED)

General American Investors

Listed below are the ten largest portfolio holdings of the Company, including a brief narrative, as of December 31, 2023.

	Shares	Value	% Common Net Assets
Republic Services, Inc. Republic Services is a provider of non-hazardous, solid waste collection and disposal services in the U.S. The efficient operation of its routes and facilities combined with appropriate pricing enables Republic Services to generate significant free cash flow.	498,897	$82,273,104	6.7%
Microsoft Corporation Microsoft is a global provider of software, services, and hardware devices. The company produces the Windows operating system, Office productivity suite, Azure public cloud service, and Xbox gaming console.	205,000	77,088,200	6.3
Alphabet Inc. - Class C Alphabet is a global technology firm with a dominant market share in internet search, online advertising, desktop and mobile operating systems, as well as a growing share of cloud computing platforms. Alphabet has a wide competitive moat, a strong business franchise, and potential growth catalysts.	444,923	62,702,998	5.1
Apple Inc. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and sells a variety of related services. The company’s growth prospects look favorable as the shift to mobile computing expands globally and as more products and services are added to the Apple ecosystem.	321,000	61,802,130	5.0
Berkshire Hathaway Inc. - Class A Berkshire Hathaway is a holding company owning many subsidiaries mainly in the insurance, railroad, utility/energy, aerospace, manufacturing, retail, and finance industries. The company also holds various common stock investments. Berkshire is positioned to provide long term, relatively defensive returns due to its conservative balance sheet.	110	59,688,753	4.8
ASML Holding N.V. ASML is a global provider of lithography systems for the semiconductor industry, manufacturing highly complex equipment critical to the production of integrated circuits or microchips. ASML has established a dominant market share in next-generation lithography. ASML has strong growth prospects, margin leverage, and shareholder-friendly capital allocation.	74,600	56,466,232	4.6
Arch Capital Group Ltd. Arch Capital generates premiums of approximately $18 billion and has a high quality A+ rated balance sheet. The company’s management team exercises prudent underwriting discipline, insurance cycle management, expense control, and share buybacks yielding above average book value growth and shareholder returns.	750,249	55,720,993	4.5
The TJX Companies, Inc. Through its T.J. Maxx and Marshalls divisions, TJX is the leading off-price retailer. The continued growth of these divisions in the U.S. and Europe, along with expansion of related U.S. and foreign off-price formats, provide ongoing growth opportunities.	525,092	49,258,881	4.0
Everest Group, Ltd. Everest is one of the largest independent U.S. property and casualty reinsurers, generates annual premiums of approximately $16 billion, has a high quality investment portfolio, and a well-reserved A+ balance sheet. This Bermuda domiciled company has a strong management team that exercises prudent underwriting discipline and efficient expense control, resulting in above-average earnings and book value growth.	129,196	45,681,122	3.7
Amazon.com, Inc. Amazon.com is the world’s largest online retailer and cloud services provider. Amazon provides individual websites, software development centers, customer service centers and fulfillment centers all over the world.	286,000	43,454,840	3.5
		$594,137,253	48.2%

statement of investments december 31, 2023

General American Investors

	Shares	Common Stocks		Value (Note 1a)
Communication Services (8.5%)	Media and Entertainment (6.6%)
	444,923	Alphabet Inc. - Class C (a)		$62,702,998
	1,433,704	Angi Inc. - Class A (a)		3,569,923
	22,000	Meta Platforms, Inc. - Class A (a)		7,787,120
	86,478	The Walt Disney Company		7,808,099
			(Cost $33,970,431)	81,868,140
	Telecommunication Services (1.9%)
	831,602	AT&T Inc.		13,954,282
	274,199	GCI Liberty, Inc. Escrow (a)		—
	57,848	T-Mobile US, Inc.		9,274,770
			(Cost $20,595,645)	23,229,052
			(Cost $54,566,076)	105,097,192

Consumer Discretionary (10.1%)	Consumer Services (2.1%)
	173,157	Expedia Group, Inc. (a)	(Cost $19,509,499)	26,283,501

	Distribution and Retail (8.0%)
	286,000	Amazon.com, Inc. (a)		43,454,840
	139,592	Bath & Body Works, Inc.		6,024,791
	525,092	The TJX Companies, Inc.		49,258,881
			(Cost $16,538,986)	98,738,512
			(Cost $36,048,485)	125,022,013

Consumer Staples (9.8%)	Distribution and Retail (2.8%)
	53,000	Costco Wholesale Corporation	(Cost $1,601,596)	34,984,240

	Food, Beverage and Tobacco (5.3%)
	325,000	Nestlé S.A. (Switzerland)		37,679,983
	160,000	PepsiCo, Inc.		27,174,400
			(Cost $18,526,343)	64,854,383
	Household and Personal Products (1.7%)
	443,135	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,716,857)	21,453,820
			(Cost $32,844,796)	121,292,443

Energy (5.2%)	584,230	Cameco Corporation (Canada)		25,180,313
	81,991	Chevron Corporation		12,229,778
	1,020,030	Energy Transfer LP		14,076,414
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		12,320
	83,512	Hess Corporation		12,039,090
			(Cost $29,092,059)	63,537,915

Financials (19.1%)	Banks (2.2%)
	80,000	JPMorgan Chase & Co.		13,608,000
	100,000	M&T Bank Corporation		13,708,000
			(Cost $3,188,933)	27,316,000
	Financial Services (6.6%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		59,688,753
	243,415	Nelnet, Inc. - Class A		21,474,071
			(Cost $2,968,650)	81,162,824
	Insurance (10.3%)
	750,249	Arch Capital Group Ltd. (a) (Bermuda)		55,720,993
	203,624	Axis Capital Holdings Limited (Bermuda)		11,274,661
	129,196	Everest Group, Ltd. (Bermuda)		45,681,122
	220,327	MetLife, Inc.		14,570,225
			(Cost $26,029,839)	127,247,001
			(Cost $32,187,422)	235,725,825

statement of investments december 31, 2023 - continued

General American Investors

	Shares	Common Stocks (continued)		Value (Note 1a)
Health Care (10.3%)	Equipment and Services (2.4%)
	42,500	The Cigna Group		$12,726,625
	105,000	Medtronic plc (Ireland)		8,649,900
	110,000	Tenet Healthcare Corporation (a)		8,312,700
			(Cost $27,338,492)	29,689,225

	Pharmaceuticals, Biotechnology and Life Sciences (7.9%)
	50,010	Danaher Corporation		11,569,313
	119,900	Gilead Sciences, Inc.		9,713,099
	260,439	Intra-Cellular Therapies, Inc. (a)		18,652,641
	204,326	Merck & Co., Inc.		22,275,621
	365,808	Pfizer Inc.		10,531,612
	294,350	Quantum-Si Incorporated - Class A (a)		591,644
	16,576	Regeneron Pharmaceuticals, Inc. (a)		14,558,535
	793,042	SIGA Technologies, Inc.		4,441,035
	223,201	Valneva SE (a) (France)		1,163,021
	345,000	Valneva SE ADR (a) (France)		3,550,050
			(Cost $54,928,868)	97,046,571
			(Cost $82,267,360)	126,735,796

Industrials (9.6%)	Capital Goods (2.9%)
	862,873	BAE Systems plc (United Kingdom)		12,213,959
	40,500	Eaton Corporation plc (Ireland)		9,753,210
	165,000	RTX Corporation		13,883,100
			(Cost $18,422,053)	35,850,269

	Commercial and Professional Services (6.7%)
	498,897	Republic Services, Inc.	(Cost $6,968,851)	82,273,104
			(Cost $25,390,904)	118,123,373

Information Technology (25.3%)	Semiconductors and Semiconductor Equipment (10.2%)
	383,364	AIXTRON SE (Germany)		16,361,482
	61,652	Applied Materials, Inc.		9,991,940
	74,600	ASML Holding N.V. (Netherlands)		56,466,232
	21,500	Broadcom Inc.		23,999,375
	715,064	indie Semiconductor, Inc. - Class A (a)		5,799,169
	65,009	Universal Display Corporation		12,433,621
			(Cost $27,343,654)	125,051,819
	Software and Services (9.3%)
	25,000	Adobe Inc. (a)		14,915,000
	205,000	Microsoft Corporation		77,088,200
	1,666,915	NextNav Inc. (a)		7,417,772
	36,381	Tyler Technologies, Inc. (a)		15,211,624
			(Cost $32,736,458)	114,632,596
	Technology, Hardware and Equipment (5.8%)
	321,000	Apple Inc.		61,802,130
	188,260	Cisco Systems, Inc.		9,510,895
			(Cost $4,599,892)	71,313,025
			(Cost $64,680,004)	310,997,440

Materials (5.7%)	538,858	Agnico Eagle Mines Limited (Canada)		29,556,361
	932,438	Alamos Gold Inc. - Class A (Canada)		12,559,940
	816,056	Algoma Steel Group Inc. (Canada)		8,185,042
	243,593	Cleveland-Cliffs Inc. (a)		4,974,169
	928,591	Ferroglobe PLC (United Kingdom) (a)		6,045,127
	198,248	Huntsman Corporation		4,981,972
	85,435	United States Steel Corporation		4,156,413
			(Cost $60,306,163)	70,459,024

Miscellaneous (1.0%)	2,205,325	Other (c)	(Cost $13,362,669)	12,540,685

		TOTAL COMMON STOCKS (104.6%)	(Cost $430,745,938)	1,289,531,706

statement of investments december 31, 2023 - continued

General American Investors

		Purchased Options (a)		Value (Note 1a)
Calls	Contracts (100 Shares Each)	Company/Expiration Date/Exercise Price/Notional
Banks (0.0%)	250	M&T Bank Corporation/January 19, 2024/ $130/$3,250,000	(Cost $133,734)	$215,000

Puts
Commercial And Professional Services (0.0%)	500	Republic Services, Inc./January 19, 2024/ $155/$7,750,000	(Cost $66,010)	5,000

Energy (0.0%)	662	Cameco Corporation/January 19, 2024/ $40/$2,648,000	(Cost $49,331)	24,494

Semiconductors and Semiconductor Equipment (0.0%)	200	ASML Holding N.V./February 16, 2024/ $700/$14,000,000	(Cost $281,537)	208,000

Telecommunication Services (0.0%)	200	T-Mobile US, Inc./January 26, 2024/ $157.5/$3,150,000		31,200
	483	T-Mobile US, Inc./February 16, 2024/ $155/$7,486,500		113,505
			(Cost $167,915)	144,705

Technology, Hardware and Equipment (0.0%)	800	Apple Inc./March 15, 2024/$190/$15,200,000	(Cost $339,685)	412,000

		TOTAL PUT OPTIONS (0.0%)	(Cost $904,478)	794,199

		TOTAL PURCHASED OPTIONS (0.0%)	(Cost $1,038,212)	1,009,199

Principal		Short-Term Securities
		U.S. Treasury Bills
$25,000,000		Due January 25, 2024, 5.285% (d)		24,911,917
25,000,000		Due April 25, 2024, 5.310% (d)		24,590,312
			(Cost $49,487,854)	49,502,229
Shares
	82,201,749	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 5.25% (e)	(Cost $82,201,749)	82,201,749

		TOTAL SHORT-TERM SECURITIES (10.7%)	(Cost $131,689,603)	131,703,978

TOTAL INVESTMENTS (f) (115.3%)			(Cost $563,473,753)	1,422,244,883
Other assets in excess of liabilities (0.1%)				825,880
				1,423,070,763
PREFERRED STOCK (-15.4%)				(190,038,825)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)				$1,233,031,938

ADR - American Depository Receipt

(a)Non-income producing security.

(b)50 shares of 110 total shares held as collateral for options written.

(c)Securities which have been held for less than one year, not previously disclosed, and not restricted.

(d)Yield to maturity at purchase.

(e)7-day yield.

(f)At December 31, 2023, the cost of investments and derivatives for Federal income tax purposes was $560,376,155; aggregate gross unrealized appreciation was $869,796,465; aggregate gross unrealized depreciation was $7,925,474; and net unrealized appreciation was $861,870,991.

(see notes to financial statements)

Statement of Options Written December 31, 2023

General American Investors

Calls	Contracts (100 shares each)	Company/Expiration Date/Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Energy (0.0%)	662	Cameco Corporation/January 19, 2024/ $55/$3,641,000	$23,445	$9,930

Semiconductors and Semiconductor Equipment (0.0%)	200	ASML Holding N.V./February 16, 2024/ $860/$17,200,000	80,748	92,000
		TOTAL OPTIONS WRITTEN (0.0%)	$104,193	$101,930

* The maximum cash outlay if all options are exercised is $20,841,000.

(see notes to financial statements)

Statement of Assets and liabilities

General American Investors

Assets	December 31, 2023
Investments, At Value (Note 1a)
Common stocks (cost $430,745,938)	$1,289,531,706
Purchased options (cost $1,038,212; note 4)	1,009,199
U.S. Treasury bills (cost $49,487,854)	49,502,229
Money market fund (cost $82,201,749)	82,201,749
Total investments (cost $563,473,753)	1,422,244,883
Other Assets
Cash	117,468
Receivable for securities sold	3,031,844
Dividends, interest and other receivables	2,790,756
Present value of future office lease payments (note 8)	2,983,607
Qualified pension plan asset, net excess funded (note 7)	9,576,267
Prepaid expenses, fixed assets, and other assets	3,646,314
Total Assets	1,444,391,139

Liabilities
Accrued compensation payable to officers and employees	2,741,000
Payable for securities purchased	1,419,083
Outstanding options written, at value (premiums received $104,193; note 4)	101,930
Accrued preferred stock dividend not yet declared	185,367
Present value of future office lease payments (note 8)	2,983,607
Accrued supplemental pension plan liability (note 7)	5,069,337
Accrued supplemental thrift plan liability (note 7)	7,964,287
Accrued expenses and other liabilities	855,765
Total Liabilities	21,320,376

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
7,601,553 shares at a liquidation value of $25 per share (note 5)	190,038,825
NET ASSETS APPLICABLE TO COMMON STOCK - 23,732,324 shares (note 5)	$1,233,031,938

NET ASSET VALUE PER COMMON SHARE	$51.96

Net Assets Applicable to Common Stock
Common Stock, 23,732,324 shares at $1 par value per share (note 5)	$23,732,324
Additional paid-in capital (note 5)	347,918,531
Unallocated distributions on Preferred Stock	(185,367)
Total distributable earnings (note 5)	860,039,119
Accumulated other comprehensive income (note 7)	1,527,331
NET ASSETS APPLICABLE TO COMMON STOCK	$1,233,031,938

(see notes to financial statements)

Statement of operations

General American Investors

Income	Year Ended December 31, 2023
Dividends (net of foreign withholding taxes of $430,844)	$17,707,912
Interest	8,402,432
Total Income	26,110,344

Expenses
Investment research	9,376,367
Administration and operations	3,861,630
Office space and general	996,971
Auditing and legal fees	363,028
Transfer agent, custodian, and registrar fees and expenses	360,459
Directors’ fees and expenses	258,199
State and local taxes	188,002
Stockholders’ meeting and reports	128,359
Total Expenses	15,533,015
Net Investment Income	10,577,329

Net Realized Gain and Change in Unrealized Appreciation on Investments (Notes 1, 3 and 4)
Net realized gain (loss) on investments:
Common stocks	64,522,375
Purchased options	(2,992,791)
Written options	2,035,807
Foreign currency transactions	6,652
63,572,043
Net increase (decrease) in unrealized appreciation:
Common stocks	200,137,089
Purchased options	(322,165)
Written options	(626,463)
Short-term securities and other	65,965
199,254,426
Gains and Appreciation on Investments	262,826,469
Net Investment Income, Gains, and Depreciation on Investments	273,403,798
Distributions to Preferred Stockholders	(11,310,806)
Increase in Net Assets Resulting From Operations	$262,092,992

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended December 31,
Operations	2023	2022
Net investment income	$10,577,329	$5,508,597
Net realized gain on investments	63,572,043	29,845,465
Net increase (decrease) in unrealized appreciation	199,254,426	(212,628,738)
	273,403,798	(177,274,676)
Distributions to Preferred Stockholders	(11,310,806)	(11,311,972)
Increase (Decrease) in Net Assets Resulting From Operations	262,092,992	(188,586,648)

Other Comprehensive Income (Loss) - Funded Status of Defined Benefit Plans (Note 7)	1,132,335	(995,115)
Distributions to Common Stockholders	(61,945,377)	(36,099,231)

Capital Share Transactions (Note 5)
Value of Common Shares issued in payment of dividends and distributions	22,472,914	9,187,543
Cost of Common Shares purchased	(31,882,976)	(25,135,568)
Benefit to common shareholders resulting from preferred shares purchased	2,405	—
Decrease in Net Assets - Capital Share Transactions	(9,407,657)	(15,948,025)
Net Increase (Decrease) in Net Assets	191,872,293	(241,629,019)

Net Assets Applicable to Common Stock
Beginning of Year	1,041,159,645	1,282,788,664
End of Year	$1,233,031,938	$1,041,159,645

(see notes to financial statements)

FINANCIAL HIGHLIGHTS

General American Investors

The following table shows per share operating performance data, total investment return, ratios, and supplemental data for each year in the five-year period ended December 31, 2023. This information has been derived from information contained in the financial statements and market price data for the Company’s shares.

	2023	2022	2021	2020	2019
Per Share Operating Performance
Net asset value, beginning of year	$43.42	$52.59	$44.00	$43.70	$34.51
Net investment income	0.44	0.22	0.02	0.13	0.33
Net gain (loss) on common stocks, options and other realized and unrealized	11.18	(7.38)	12.14	3.10	11.78
Other comprehensive income (loss)	0.05	(0.04)	0.20	0.03	(0.01)
	11.67	(7.20)	12.36	3.26	12.10
Distributions on Preferred Stock:
Dividends from net investment income	(0.12)	(0.07)	(0.06)	(0.03)	(0.07)
Distributions from net capital gains	(0.36)	(0.40)	(0.41)	(0.43)	(0.39)
	(0.48)	(0.47)	(0.47)	(0.46)	(0.46)
Total from investment operations	11.19	(7.67)	11.89	2.80	11.64
Distributions on Common Stock:
Dividends from net investment income	(0.64)	(0.14)	(0.46)	(0.15)	(0.39)
Distributions from net capital gains	(2.01)	(1.36)	(2.84)	(2.35)	(2.06)
	(2.65)	(1.50)	(3.30)	(2.50)	(2.45)
Net asset value, end of year	$51.96	$43.42	$52.59	$44.00	$43.70
Per share market value, end of year	$42.95	$36.15	$44.20	$37.19	$37.74

Total Investment Return
Stockholder return, based on market price per share	26.23%	(14.92)%	28.16%	5.23%	41.54%
Ratios and Supplemental Data
Net assets applicable to Common Stock end of year (000’s omitted)	$1,233,032	$1,041,160	$1,282,789	$1,087,971	$1,081,698
Ratio of expenses to average net assets applicable to Common Stock	1.35%	1.13%	1.24%	1.22%	1.28%
Ratio of net income to average net assets applicable to Common Stock	0.92%	0.50%	0.05%	0.32%	0.81%
Portfolio turnover rate	15.09%	16.53%	24.74%	19.33%	17.76%

Preferred Stock
Liquidation value, end of year (000’s omitted)	$190,039	$190,117	$190,117	$190,117	$190,117
Asset coverage	749%	648%	775%	672%	669%
Asset coverage per share	$187.21	$161.91	$193.68	$168.07	$167.24
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00
Market value per share	$24.98	$25.50	$26.86	$27.50	$27.60

(see notes to financial statements)

NOTES TO FINANCIAL STATEMENTS

General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS

General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services - Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a.Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b.Options The Company may purchase and write (sell) exchange traded put and call options on equity securities. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For exchange traded options purchased, the Company bears the risk of loss in the amount of the premiums paid plus appreciation in market value should a counterparty fail to perform under the contract. Options written by the Company do not give rise to counterparty risk as options written obligate the Company to perform. The Company has not entered into a master netting agreement with respect to options on equity securities. See Note 4 for option information.

c.Securities Transactions and Investment Income Securities transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

d.Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e.Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2. FAIR VALUE MEASUREMENTS

Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. No transfers among levels occurred during the year ended December 31, 2023. The following is a summary of the inputs used to value the Company’s net assets as of December 31, 2023.

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,289,531,706	—	—	$1,289,531,706
Purchased options	1,009,199	—	—	1,009,199
U.S. Treasury bills	—	$49,502,229	—	49,502,229
Money market fund	82,201,749	—	—	82,201,749
Total	$1,372,742,654	$49,502,229	—	$1,422,244,883

Liabilities
Options written	$101,930	—	—	$101,930

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (other than short-term securities and options) during 2023 amounted to $179,060,786 and $240,752,882, on long transactions, respectively.

1. SIGNIFICANT ACCOUNTING POLICIES AND OTHER MATTERS - (continued)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

4. OPTIONS

In order to enhance financial statement disclosure for derivative instruments, the following table is intended to enable investors to understand: a) how and why the Company uses purchased and written options on equity securities, b) how purchased and written options on equity securities are accounted for, and c) how purchased and written options on equity securities affect the Company’s financial position and results of operations. As of December 31, 2023, the Company has not offset any of the positions and the positions are presented gross on the Statement of Assets and Liabilities.

The following table presents options contracts by location and as presented on the Statement of Assets and Liabilities as of December 31, 2023:

	Asset Options		Liability Options
Underlying Risk	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity	Purchased options	$1,009,199	Outstanding options written, at value	$101,930

The following table presents the effect of options activity on the Statement of Operations for the year ended December 31, 2023:

Underlying Risk	Statement of Operations	Realized Gain (Loss) on Options	Change in Unrealized Appreciation (Depreciation) on Options
Equity	Purchased options	$(2,992,791)	$(322,165)
Equity	Written options	2,035,807	(626,463)
		$(956,984)	$(948,628)

Average monthly options activity during the year ended December 31, 2023 was:

	Purchased Options Contracts	Written Options Contracts
Numbers of Contracts	1,162	1,306

5. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS

The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value. With respect to the Common Stock, 23,732,324 shares were issued and outstanding; 8,000,000 Preferred Shares were originally issued and 7,601,553 were outstanding on December 31, 2023.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares were noncallable for the 5 year period ended September 24, 2008 and have a liquidation preference of $25.00 per share plus accumulated and unpaid dividends to the date of redemption.

Cumulatively, the Board of Directors has authorized the repurchase of up to 2 million Preferred Shares in the open market at prices below $25.00 per share. This authorization has been renewed annually thereafter. A total of 3,134 Preferred Shares were repurchased at an average cost per share of $24.23 during the year ended December 31, 2023. The average discount of $0.77 per Preferred Share, $2,405 in the aggregate, was credited to additional paid-in capital of the Common Stock. To date, 398,447 shares have been repurchased.

The Company allocates distributions from net capital gains and other types of income proportionately among holders of shares of Common Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from net capital gains, they will be paid from investment company taxable income, or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% of the Preferred Stock. In addition, pursuant to Moody’s Investor Service, Inc. Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds a Basic Maintenance Amount. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends. In addition, failure to meet the foregoing asset coverage requirements could restrict the Company’s ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

Holders of Preferred Stock will elect two members to the Company’s Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years of dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company’s subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company presents its Preferred Stock, for which its redemption is outside of the Company’s control, outside of net assets applicable to Common Stock in the Statement of Assets and Liabilities.

Transactions in Common Stock during 2023 and 2022 were as follows:

	Shares		Amount
	2023	2022	2023	2022
Par value of Shares issued in payment of dividends and distributions (issued from treasury)	529,522	253,791	$529,522	$253,791
Increase in paid-in capital	—	—	21,943,392	8,933,752
Total increase	529,522	253,791	22,472,914	9,187,543

Par value of Shares purchased (at an average discount from net asset value of 17.4% and 16.8%, respectively)	(776,220)	(666,903)	(776,220)	(666,903)
Decrease in paid-in capital	—	—	(31,106,756)	(24,468,665)
Total decrease	(776,220)	(666,903)	(31,882,976)	(25,135,568)
Net decrease	(246,698)	(413,112)	$(9,410,062)	$(15,948,025)

At December 31, 2023, the Company held in its treasury 8,248,548 shares of Common Stock with an aggregate cost of $298,189,332.

The tax basis distributions during the year ended December 31, 2023 are as follows: ordinary distributions of $17,749,422 and net capital gains distributions of $55,506,761. As of December 31, 2023, distributable earnings on a tax basis totaled $866,848,562 consisting of $4,926,831 from undistributed net capital gains and $861,921,731 from net unrealized appreciation on investments. A reclassification arising from a permanent “book/tax” difference reflects non-tax deductible expenses during the year ended December 31, 2023. As a result, additional paid-in capital was decreased by $2,132,000 and total distributable earnings were increased by $2,132,000. Net assets were not affected by this reclassification. As of December 31, 2023, the Company had wash sale loss deferrals of $1,991 and straddle loss deferrals of $2,383,643.

6. OFFICERS’ COMPENSATION

The aggregate compensation accrued and paid by the Company during the year ended December 31, 2023 to its officers (identified on page 28) amounted to $9,042,000 of which $2,653,000 was payable as of year end.

7. BENEFIT PLANS

The Company has funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. The aggregate cost of such plans for 2023 was $1,576,710. The qualified thrift plan acquired 58,186 shares in the open market of the Company’s Common Stock during the year ended December 31, 2023. It held 662,049 shares of the Company’s Common Stock at December 31, 2023.

The Company also has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans that cover its employees. The pension plans provide a defined benefit based on years of service and final average salary with an offset for a portion of Social Security covered compensation. The investment policy of the pension plan is to invest not less than 80% of its assets, under ordinary conditions, in equity securities and the balance in fixed income securities. The investment strategy is to invest in a portfolio of diversified registered investment funds (open-end and exchange traded), an unregistered partnership, and U.S. Treasury bills. Open-end funds and the unregistered partnership are valued at net asset value based upon the fair market value of the underlying investment portfolios. Exchange traded funds are valued based upon their closing market price. U.S. Treasury bills are valued using broker bid prices if over 60 days till maturity and at amortized cost if maturing within 60 days or less.

The Company recognizes the overfunded or underfunded status of a defined benefit postretirement plan as an asset or liability in the Statement of Assets and Liabilities and recognizes changes in funded status in the year in which the changes occur through other comprehensive income.

5. Capital Stock and Dividend Distributions - (continued)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (continued)

OBLIGATIONS AND FUNDED STATUS OF DEFINED BENEFIT PLANS:	December 31, 2023 (Measurement Date)
	Qualified Plan	Supplemental Plan	Total
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year	$17,223,667	$4,915,284	$22,138,951
Service Cost	354,827	96,400	451,227
Interest cost	933,019	256,927	1,189,946
Benefits paid	(940,504)	(285,376)	(1,225,880)
Actuarial (gain)/loss	928,294	86,102	1,014,396
Projected benefit obligation at end of year	18,499,303	5,069,337	23,568,640
CHANGE IN PLAN ASSETS:
Fair value of plan assets at beginning of year	24,914,102	—	24,914,102
Actual return on plan assets	4,101,972	—	4,101,972
Employer contributions	—	285,376	285,376
Benefits paid	(940,504)	(285,376)	(1,225,880)
Fair value of plan assets at end of year	28,075,570	—	28,075,570
FUNDED STATUS AT END OF YEAR	9,576,267	(5,069,337)	4,506,930
Accumulated benefit obligation at end of year	$17,941,769	$5,106,251	$23,048,020

WEIGHTED-AVERAGE ASSUMPTIONS USED TO DETERMINE OBLIGATION AT YEAR END:
Discount rate: 5.03%
Salary scale assumption: 2.50%
Mortality: Pri-2012 Mortality Table / MP-2021 Projection Scale with white collar adjustment

	Before	Adjustments	After
CHANGE IN FUNDED STATUS:
Noncurrent benefit asset - qualified plan	$7,690,435	$1,885,832	$9,576,267

LIABILITIES:
Current benefit liability - supplemental plan	$(280,968)	$(24,392)	$(305,360)
Noncurrent benefit liability - supplemental plan	(4,634,316)	(129,661)	(4,763,977)

AMOUNTS RECOGNIZED IN ACCUMULATED OTHER COMPREHENSIVE INCOME CONSIST OF:
Net actuarial gain	$(394,996)	$(1,132,335)	$(1,527,331)
ACCUMULATED OTHER COMPREHENSIVE INCOME	$(394,996)	$(1,132,335)	$(1,527,331)

WEIGHTED-AVERAGE ASSUMPTIONS TO DETERMINE NET PERIODIC BENEFIT COST DURING YEAR:
Discount rate: 5.36%
Expected return on plan assets*: 7.50% for Qualified Plan; N/A for Supplemental Plan
Salary scale assumption: 2.50%
Mortality: Pri-2012 Mortality Table/MP-2021 Projection Scale with white collar adjustment

*Determined based upon a discount to the long-term average historical performance of the plan.

	Qualified Plan	Supplemental Plan	Total
COMPONENTS OF NET PERIODIC BENEFIT COST:
Service cost	$354,827	$96,400	$451,227
Interest cost	933,019	256,927	1,189,946
Expected return on plan assets	(1,955,241)	—	(1,955,241)
Net periodic benefit cost	$(667,395)	$353,327	$(314,068)

NOTES TO FINANCIAL STATEMENTS

General American Investors

NOTES TO FINANCIAL STATEMENTS - continued

General American Investors

7. BENEFIT PLANS - (continued)

The Company’s qualified pension plan owns assets as of December 31, 2023 comprised of $19,307,064 of equity securities and $3,055,465 of money market fund assets classified as Level 1, $1,441,740 of U.S. Treasury bills classified as Level 2, and $4,271,301 of limited partnership interest which are not classified by level.

	Qualified Plan	Supplemental Plan	Total
EXPECTED CASH FLOWS:
Expected Company contributions for 2024	—	$305,360	$305,360
Expected benefit payments:
2024	$1,094,317	$305,360	$1,399,677
2025	1,193,243	332,733	1,525,976
2026	1,248,323	337,346	1,585,669
2027	1,274,635	363,519	1,638,154
2028	1,300,081	391,020	1,691,101
2029-2033	6,695,618	1,928,218	8,623,836

8. OPERATING LEASE COMMITMENT

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2016-02, Leases, which requires lessees to reassess if a contract is or contains lease agreements and assess the lease classification to determine if they should recognize a right-of-use asset and offsetting liability on the Statement of Assets and Liabilities that arises from entering into a lease, including an operating lease. The right-of-use asset and offsetting liability is reported on the Statement of Assets and Liabilities in line items entitled, “Present value of future office lease payments.” Since the operating lease does not specify an implicit rate, the right-of-use asset and liability have been calculated using a discount rate of 3.0%, which is based upon high quality corporate interest rates for a term equivalent to the lease period as of January 1, 2018. The annual cost of the operating lease continues to be reflected as an expense in the Statements of Operations and Changes in Net Assets.

In 2017, the Company entered into an operating lease agreement for office space which will expire in 2028 and provide for aggregate rental payments of approximately $6,437,500. The lease agreement contains clauses whereby the Company will receive free rent for a specified number of months and credit towards construction of office improvements and incurs escalations annually relating to operating costs and real property taxes and to annual rent charges beginning in 2023. Rental expense approximated $594,200 for the year ended December 31, 2023. The Company has the option to extend the lease for an additional five years at market rates. As of December 31, 2023, no consideration has been given to extending this lease. Minimum rental commitments under this operating lease are approximately:

2024	$663,000
2025	663,000
2026	663,000
2027	663,000
2028	553,000
Total Remaining Lease Payments	3,205,000
Effect of Present Value Discounting	(221,393)
Present Value of Future Office Lease Payments	$2,983,607

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General American Investors

to the board of directors

and stockholders of

general american investors company, inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of General American Investors Company, Inc. (the “Company”), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company’s auditor since 1949.
New York, NY
February 15, 2024

Investment Objectives and Policies (Unaudited)

General American Investors

General American Investors Company, Inc. (the “Company”) was organized as a Delaware corporation on October 15, 1928 and succeeded to a similar business established in 1927. The Company is a diversified closed-end investment company and is an internally managed independent organization. The principal investment objective of the Company is long-term capital appreciation. Lesser emphasis is placed upon current income. In seeking to achieve its primary investment objective, the Company invests principally in common stocks believed by management to have better-than-average growth potential. Fundamental policies are as follows:

•The Company may issue debt and senior equity securities to the extent permitted by the Investment Company Act of 1940.

•The Company may not borrow money in excess of 25% of its gross assets, except for the purchase or redemption of outstanding senior securities.

•The Company may not underwrite securities in excess of 20% of its gross assets.

•The Company’s holdings in a particular industry may not be increased by additional investment in that industry beyond 50% of the value of the Company’s gross assets. (The Company’s non-fundamental operating policy, however, is not to invest 25% or more of its assets in any one particular industry based upon the Global Industry Classification Standard.)

•The Company does not purchase or sell real estate.

•The Company may not trade in commodities and commodity contracts in excess of 20% of its gross assets.

•The Company may not make loans (other than through the purchase of a portion of an issue of bonds, debentures or other securities issued by another person) to other persons in an amount exceeding 10% to any one person or exceeding in the aggregate 20% of its gross assets.

•The Company does not make investments for the purpose of participating in management, although it maintains the freedom to do so if it should become necessary to conserve any investment.

Other than as set forth above and subject to the requirements of the Investment Company Act of 1940, and associated rules and regulations, relating to diversified investment companies, the Company’s investment policy is flexible, as its charter permits investment in all forms of securities without limiting the portion of its assets which may be invested in any one type.

PRINCIPAL RISK FACTORS OF INVESTING IN THE COMPANY (UNAUDITED)

As a general matter, risk is inherent in all investing activities. It can range from the inability to achieve one’s investment objectives, to performance that falls short of other investment options, to the loss of some or all invested capital. The Company invests principally in common stocks. On a relative basis, common stocks are generally subject to greater risks than many other asset classes. An equity-oriented portfolio held within an exchange traded closed-end investment company structure, such as the Company, has two layers of equity risk (the investment portfolio and the holding structure), which can amplify the level of risk suggested above. As of December 31, 2023, the Company was also approximately 13.2% leveraged as measured based upon the outstanding liquidation preference (or value) of its fixed rate 5.95% Cumulative Preferred Stock, Series B (“Preferred Stock”) relative to the gross assets of the Company. This leverage can further magnify the Company’s risk profile. The following are among the more significant risks of investing in the Company and it should also be understood that the risk categories described in the following narrative can have overlapping effects and/or exacerbate the risks described in other categories.

Equity and Market Oriented Risks

Stock market risk is the risk that stock prices can or will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices that can extend over long periods of time. Stock market disruptions can also adversely affect local, national and global markets and their orderly operation. Any such disruptions could have an adverse impact on the value of the Company’s investments, the Company’s common stock and the Company’s performance.

Investment style risk is the risk that the Company’s return, due to management’s investment decisions, will trail returns from the overall stock market or the Company’s benchmark, the S&P 500 stock index.

Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Equity and other investments in larger, more established companies may involve certain risks associated with their larger size. For instance, larger companies may be less able to respond quickly to new competitive challenges, such as changes in consumer tastes or innovation from smaller competitors. Also, larger companies are sometimes less able to achieve growth rates as high as successful smaller companies, especially during extended periods of economic expansion.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established issuers. Small-cap and mid-cap companies may be engaged in business within a narrow geographic region, be less well-known to the investment community, and have more volatile share prices. These companies often lack management depth and have narrower market penetration, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

The Company invests in both domestic equity securities with significant foreign subsidiaries, operations, and/or revenues and in foreign domiciled equity securities to the extent necessary to carry out its investment objectives. The value in U.S. dollars of the Company’s non-dollar-denominated foreign securities or domestic securities with significant foreign subsidiaries, operations and/or revenues may be affected favorably or unfavorably by changes in foreign currency exchange rates or exchange control regulations, and the Company may incur costs in connection with conversions between various currencies.

Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. entities. Because foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Securities of foreign issuers can be more volatile and potentially less liquid than securities of comparable U.S. issuers, and foreign investments may be affected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. The risk that securities traded on foreign exchanges and foreign domiciled equity securities traded on U.S. exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also potentially greater. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country or imposed on a foreign country or issuer by the United States, could impair the Company’s ability to buy, sell, hold, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

The Company invests in certain derivatives on equity securities to carry out its investment objectives. A derivative is a financial instrument that has a value based on or “derived from” the values of other assets, indexes or reference points. Derivatives the Company typically invests in include options on equity securities, caps, floors, and collars. Some derivatives, such as equity options, are traded on U.S. securities exchanges, while other derivatives may be privately negotiated and entered into in the over-the-counter market or may be cleared through a clearinghouse or through an execution facility. Derivatives may be used for a variety of purposes, including but not limited to hedging, managing risk, seeking to stay more fully invested, seeking to reduce transaction or tax costs, seeking to simulate an investment in an equity security or other investments, and seeking to add value by using derivatives to establish portfolio positions when derivatives are favorably priced relative to equity securities or other investments. Derivatives may be used for speculative purposes and at other times their use may not constitute speculation. There is no assurance that any derivatives strategy used by the Company will succeed and the Company may incur losses through its use of derivatives.

Increasingly, climate risks (i.e., usage of fossil fuels, discharge of hydrocarbons, impact of global warming, etc.) are becoming a greater influence upon financial market valuations, liquidity and investment returns.

General Market, Market Discount and Trading Risks

In recent years, the U.S. has experienced historically low interest rates, increasing the exposure of equity investors to the risks associated with rising interest rates, which occurred during 2022 and 2023. The prices of common stock may fluctuate more than the prices of other asset classes as and if interest rates change.

Inflation risk is the risk that the value of assets or income from the Company’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Company’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the financial stability of issuers and may put securities issuers at risk which may result in a decline in the value of the Company’s portfolio.

Liquidity risk is the risk that the Company may invest in securities that trade in lower volumes and may be less liquid than other investments or that the Company’s investments may become less liquid in response to market developments or adverse investor perceptions. Illiquidity may be the result of, for example, low trading volumes, lack of a market maker or restrictions that limit or prevent the Company from selling securities or closing positions. When there is no willing buyer and investments cannot be readily sold or closed out, the Company may have to sell an investment at a substantially lower price than the price at which the Company last valued the investment for purposes of calculating its net asset value (“NAV”) or it may not be able to sell the investments at all, each of which would have a negative effect on the Company’s performance and may cause the Company to hold an investment longer than management would otherwise desire.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

In response to market conditions, the Company may temporarily depart from its normal investment objectives and policies when management believes that doing so is in the Company’s best interest.

Although the Company generally seeks to invest for the long term, it may sell securities regardless of how long they have been held. This may cause the Company’s turnover rate and transaction costs to rise, which may lower the Company’s performance and may increase the likelihood of capital gains distributions.

The market price of the Company’s shares will most likely differ from its NAV. There may also be times when the market price and the NAV differ significantly, with a discount to NAV being more typical historically (the Company’s shares rarely, if ever, trade at a premium to NAV). Thus, you will likely pay less (a discount) than the current NAV when you buy the Company’s shares on the secondary market, and you will likely receive less than NAV when you sell those shares. These discounts (in rare instances, premiums) are likely to be greatest during times of market disruption or extreme market volatility.

The Company’s shares are listed for trading on the New York Stock Exchange (NYSE) and are bought and sold on this secondary market at market prices. Although the Company’s shares are listed for trading on the NYSE, it is possible that an active trading market may not be maintained.

Trading of the Company’s shares may be halted by the activation of individual or market-wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of the Company’s shares may also be halted if (1) the shares are delisted from the NYSE without first being listed on another exchange or (2) NYSE officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Unlike shares of an open-end mutual fund, the Company’s shares are not individually redeemable.

The Company’s shares are intended for long-term investors and should not be treated as a trading vehicle.

An investment in the Company is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Leverage Risk and Effects Thereof

The use of leverage magnifies the losses or gains that would otherwise be generated by the Company’s investment portfolio. Additionally, leverage has a recurring direct annual cost to the Company.

The Company employs the use of leverage through its issuance on September 24, 2003, via an underwritten offering, of its Preferred Stock. The Preferred Stock has a liquidation preference of $25 per share plus accumulated and unpaid dividends to the date of redemption. The Company can otherwise employ leverage in the management of the portfolio but has thus far not done so.

There are 7,601,553 shares of $25 per share Preferred Stock outstanding having a total liquidation preference of $190,038,825. The aggregate annual amount of the four quarterly dividend payments is $11,310,806. The Company has approximately $1.44 billion in gross portfolio assets as of December 31, 2023. Therefore, the total portfolio would be required to generate an annual return of approximately 0.80% to cover the annual dividend payments on the Preferred Stock.

The information below is designed to illustrate the effects of leverage through the use of senior securities under the Investment Company Act of 1940.

These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. Your actual returns may be greater or less than those appearing below. In addition, actual expenses associated with borrowings or other forms of leverage, if any, used by the Company may vary and could be significantly higher or lower than the rates used for the example below.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Return to Common Stockholders:	(12.94)%	(7.01)%	(1.09)%	4.84%	10.76%

Return to Common Stockholders (above) is composed of three elements:

•The dividends and distributions paid to and reinvested by the holders of the common stock of the Company.

•Other realized and unrealized gains or losses in the value of the portfolio securities and other assets and liabilities of the Company not distributed to common shareholders.

•The cost of leverage of the Company, which consists of the preferred stock dividend described above, which is $11,310,806 or 0.98% of the average net assets of the common shareholders during the year.

As required by SEC rules, the table above assumes that the Company is more likely to suffer capital losses/ depreciation than to enjoy capital gains/appreciation. For example, to achieve a total return of 0.00%, the Company must assume that gross income on its investments is entirely offset by Company expenses and losses in the value of those investments.

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

Structural, Operating and Employee Related Risks

The Company operates as an internally managed closed-end fund (i.e., the management, advisory and administrative functions are performed by individuals directly employed by and “resident” within the Company; not a contractual service provider or external management/advisory firm) and the Company and its service providers depend on complex information technology and communications systems to conduct business functions, making them susceptible to operational and information security risks. For example, design or system failures or malfunctions, human error, faulty software or data processing systems, power or communications outages, acts of God, or cyber-attacks may lead to operational disruptions and potential losses to the Company. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns at, the Company, its custodian and accounting agent, pricing and data vendors, transfer agent, and/or other third-party service providers may adversely impact the Company and its shareholders. For instance, cyberattacks or other operational issues may interfere with the processing of shareholder transactions, impact the Company’s ability to calculate its NAV, cause the release of private shareholder information or confidential Company information, impede trading, cause reputational damage, and subject the Company to regulatory fines, penalties or financial losses, reimbursement, other compensation costs, and/or additional compliance costs. The Company also may incur substantial costs for cybersecurity risk management to guard against any cyber incidents in the future. In general, cyber-attacks result from deliberate attacks, but unintentional events may have similar effects to those caused by cyber-attacks. Similar types of risks also are present for issuers of securities in which the Company invests, which could result in material adverse consequences for such issuers and may cause the Company’s investment in such securities to lose value. In addition, cyber-attacks involving a counterparty to the Company could affect such a counterparty’s ability to meet its obligations to the Company, which may result in losses to the Company and its shareholders. In addition, the adoption of work-from-home arrangements by the Company and/or its service providers due to the COVID-19 pandemic could increase all of the above risks, create additional data and information accessibility concerns, and make the Company and/or its service providers more susceptible to operational disruptions, any of which could adversely impact their operations. While the Company or its service providers may have established business continuity plans and systems designed to guard against such operational failures and cyber-attacks and the adverse effects of such events, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified, in large part because different or unknown threats or risks may emerge in the future. The Company does not control the business continuity and cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have no or limited indemnification obligations to the Company.

The Company is exposed to operational risks arising from several factors, including, but not limited to: human error; processing and communication errors; errors of the Company’s service providers, counterparties, or other third-parties; failed or inadequate processes and/or technology; or systems failures. The Company seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

The Company is dependent upon key and a limited number of personnel. Jeffrey W. Priest serves as a President, Chief Executive Officer, and the portfolio manager of the Company. The Company is dependent upon the expertise of Mr. Priest in providing investment advice and management with respect to the Company’s investments. If the Company were to lose the services of Mr. Priest, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Priest in the event of his death, resignation, retirement, or inability to act on behalf of the Company.

Misconduct or misrepresentations by employees of the Company or its service providers could cause significant losses to the Company. Employee misconduct may include binding the Company to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Company’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm. Despite the Company’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Company’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Company will identify or prevent any such misconduct.

The Company has a long-term lease commitment which expires in the fourth quarter of 2028 with aggregate rental payments of approximately $6,437,500.

The Company has both funded (qualified) and unfunded (supplemental) noncontributory defined benefit pension plans and funded (qualified) and unfunded (supplemental) defined contribution thrift plans that are available to its employees. As a result of the terms of these plans and applicable generally accepted accounting principles pertaining thereto, the Company may be required to increase expenses and write-up the associated liabilities of these plans in its accounting records under varying circumstances. In the case of the pension plan, if interest rates decline, stock prices decline, or there are significant declines in mortality, among other factors, additional projected expenses and accrued liabilities may be required to be recorded in the Company’s financial statements to reflect those events. In the case of the

Principal Risk Factors of Investing in the Company (Unaudited) - continued

General American Investors

supplemental thrift plan, a greater expense and accrued liability will be recorded as the Company’s stock price increases and the associated unfunded liability of the supplemental thrift plan increases.

Certain provisions in the Company’s Restated Certificate of Incorporation or By-Laws include provisions that could limit the ability of other entities or persons to merge it or to consolidate it with an open-end fund, to dissolve the Company, to sell all or substantially all of the assets of the Company, or to make the common stock of the Company a redeemable security. These provisions could have the effect of depriving common stockholders of opportunities to sell their common stock at a premium over the then-current market price of the Company’s common stock.

Governmental, Political, Regulatory and Compliance Risks

The United States and other governments and the Federal Reserve and certain foreign central banks have taken steps in the past to support financial markets. The withdrawal of support, as was the case in 2022 and 2023, failure of efforts in response to a financial crisis, or investor perception that those efforts are not succeeding could negatively affect financial markets generally as well as the values and liquidity of certain securities. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which the Company invests or the issuers of such securities in ways that are unforeseeable. Legislation or regulation also may change the way in which the Company is regulated. Such legislation, regulation or other government action could limit or preclude the Company’s ability to achieve its investment objectives and affect the Company’s performance.

Political, social, or financial instability; civil unrest; and acts of terrorism are other potential risks that could adversely affect an investment in a security or in markets or issuers generally. In addition, political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments, and/or international institutions that could negatively affect the Company’s investments in issuers located in, doing business in, or with assets in such countries.

The Company has elected to be treated as a Regulated Investment Company (“RIC”) under the Internal Revenue Code, as amended, and intends each year to qualify and be eligible to be treated as such. If the Company qualifies as a RIC, it generally will not be subject to U.S. federal income tax on its net investment income or net short-term or long-term capital gains, distributed (or deemed distributed) to shareholders, provided that, for each taxable year, the Company distributes (or is treated as distributing) to its shareholders an amount equal to or exceeding 90% of its “investment company taxable income” as that term is defined in the Code (which includes, among other things, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Company intends to distribute all or substantially all of its investment company taxable income and net capital gain each year. In order for the Company to qualify as a RIC in any taxable year, the Company must meet certain asset diversification tests and at least 90% of its gross income for such year must represent qualifying income. If for any taxable year the Company were to fail to meet the income or diversification tests described above, the Company could in some cases cure the failure, including by paying a tax and, in the case of a diversification test failure, disposing of certain assets. The Company’s investments therefore may be limited by the Company’s intention to qualify as a RIC and may bear on the Company’s ability to so qualify. If the Company were ineligible to or otherwise failed to qualify as a RIC, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Company to income tax at the corporate level and, when such income is distributed, to a further tax as dividends at the shareholder level to the extent of the Company’s current or accumulated earnings and profits.

The Company is registered under the Investment Company Act of 1940 and is subject to many requirements pursuant to its registration with the Securities and Exchange Commission and associated regulation (e.g., Securities Act of 1933, Securities Exchange Act of 1934, Regulation S-X, Regulation S-K, etc.). Violation of the above and other rules and regulations, unintended or otherwise, could result in additional regulation of the Company, enforcement actions by regulators, limitations on the Company’s ability to operate as described above, and/or fines, penalties and other forms of financial impairment. The above could severely limit or preclude the Company’s ability to achieve its investment objectives, affect the Company’s performance, or limit the Company’s ability to operate as intended.

OFFICERS

General American Investors

Name (age) Employee Since	Principal Occupation During Past 5 Years

Jeffrey W. Priest (61) 2010	President of the Company since 2012 and Chief Executive Officer since 2013
Anang K. Majmudar (49) 2012	Senior Vice-President of the Company since 2019 (general industries)
Andrew V. Vindigni (64) 1988	Senior Vice-President of the Company since 2006, securities analyst (financial services and consumer non-durables)
Eugene S. Stark (65) 2005	Vice-President, Administration of the Company and Principal Financial Officer since 2005, Chief Compliance Officer since 2006
Craig A. Grassi (55) 1991	Vice-President of the Company since 2013, securities analyst and information technology

Name (age) Employee Since	Principal Occupation During Past 5 Years

Liron Kronzon (54) 2016	Vice-President of the Company since 2019, securities analyst (general industries)

Sally A. Lynch, Ph.D. (64) 1997	Vice-President of the Company since 2006, securities analyst (biotechnology industry)
Samantha X. Jin (49) 2018	Treasurer of the Company and Principal Accounting Officer since 2019
Linda J. Genid (65) 1983	Corporate Secretary of the Company 2016-2023
Connie A. Santa Maria (50) 2015	Corporate Secretary of the Company effective 2024, Assistant Corporate Secretary of the Company 2019-2023, Human Resources/Benefits Manager

All information is as of December 31, 2023, unless otherwise noted.

All Officers serve for a term of one year and are elected by the Board of Directors at the time of its annual meeting in April.

The address for each officer is the Company’s office.

service organizations

counsel

Sullivan & Cromwell LLP

independent auditors

Ernst & Young LLP

custodian and accounting agent

State Street Bank and
Trust Company

transfer agent and registrar

Equiniti Trust Company, LLC

48 Wall Street, Floor 23

New York, NY 10005

1-800-413-5499

www.equiniti.com

Previous purchases of the Company’s Common and Preferred Stock are set forth in Note 5, on pages 18-19. Prospective purchases of Common and Preferred Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company’s proxy voting record for the twelve-month period ended June 30, 2023 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company’s website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission’s website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files three Monthly Portfolio Investments Reports (Form N-PORT) with the Securities and Exchange Commission (“SEC”) as of the end of each calendar quarter. The Company’s Forms N-PORT are available on the SEC’s website: www.sec.gov. Copies of Forms N-PORT may also be obtained and reviewed at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

On April 27, 2023, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive and principal financial officer made semi-annual certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal control over financial reporting, as applicable.

DIRECTORS

General American Investors

DIRECTORS

General American Investors

Name (age) Director Since	Principal Occupation During Past 5 Years	Current Directorships and Affiliations
Independent Directors
Arthur G. Altschul, Jr. (59) 1995	Founder and Managing Member Diaz & Altschul Capital Management, LLC (investment advisory) Chairman and Chief Executive Officer Overbrook Management Corporation (investment advisory)	Child Mind Institute, Director Overbrook Foundation, Vice-Chair & Treasurer

Rodney B. Berens (78) 2007	Partner and Co-Chief Investment Officer Berens Global Value Fund (2018-2021; investment advisory)	The Morgan Library and Museum, Life Trustee The Woods Hole Oceanographic Institute, Life Trustee Upwell, Director and Chairman of Audit Committee

Spencer Davidson (81) 1995	Chairman of the Board of Company

Clara E. Del Villar (65) 2017	Founder, Schola Labs (2023; educational software) Executive Director, Senior Initiatives Program FreedomWorks Foundation (2018-2023; non-profit)	Tribeca Innovation Awards Foundation, Fellow Women’s Health Symposium, Weill Cornell Medicine, Member of Executive Steering Committee

John D. Gordan, III (78) 1986	Attorney Beazley USA Services, Inc. (2013-2019 part-time basis; insurance)

Betsy F. Gotbaum (85) 2010	Executive Director Citizens Union (since 2017; non-profit democratic reform) Consultant	Center for Community Alternatives, Director Community Service Society, Trustee Fisher Center for Alzheimer’s Research Foundation, Trustee Visiting Nurse Service of New York, Director

Rose P. Lynch (73) 2017	Founder and President Marketing Strategies, LLC (consulting firm)	Steven Madden, Ltd., Director Concord Academy, Trustee Princeton University Varsity Club, Director Women and Foreign Policy Advisory Council, Council of Foreign Relations, Member

Savannah Sachs (37) 2020	Chief Executive Officer Eighth Day (2024; skincare) Chief Executive Officer Tula Skincare/Tula Life Inc. (2018-2023; skincare and wellness)

Henry R. Schirmer (59) 2015	Chief Financial Officer and Member of Executive Board Randstad (2018-2023; human resources)

Interested Director
Jeffrey W. Priest (61) 2013	President and Chief Executive Officer of Company

The Company is a stand-alone fund. All Directors serve for a term of one year and are elected by Stockholders at the time of the annual meeting. The address for each Director is the Company’s office. All information is as of December 31, 2023.

General American Investors Company, Inc.

530 Fifth Avenue, New York, NY 10036

(212) 916-8400 (800) 436-8401

E-mail: InvestorRelations@gainv.com

www.generalamericaninvestors.com

ITEM 2. CODE OF ETHICS.

On July 9, 2003, the Board of Directors adopted a code of ethics that applies to registrant’s principal executive and senior financial officers. The code of ethics is available on registrant’s Internet website at http://www.generalamericaninvestors.com/governance/code-of-ethics.php. Since the code of ethics was adopted there have been no amendments to the code nor have there been granted any waivers from any provisions of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors has determined that none of the members of registrant’s audit committee meets the definition of “audit committee financial expert” as the term has been defined by the U.S. Securities and Exchange Commission (the “Commission”). In addition, the Board of Directors has determined that the members of the audit committee have sufficient financial expertise and experience to perform the duties and responsibilities of the audit committee.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES The aggregate fees paid and accrued by the registrant for professional services rendered by its independent auditors, Ernst & Young LLP, for the audit of the registrant’s annual financial for 2023 and 2022 were $202,800 and $196,900, respectively.

(b) AUDIT RELATED FEES The aggregate fees paid or accrued by the registrant for audit-related professional services rendered by Ernst & Young LLP for 2023 and 2022 were $39,600 and $38,440 respectively. Such services and related fees for 2023 and 2022 included: review of quarterly employee security transactions and issuance of report thereon ($37,250 and $36,165, respectively) and other audit-related services ($2,350 and $2,275, respectively).

(c) TAX FEES The aggregate fees paid or accrued by the registrant for professional services rendered by Ernst & Young LLP for the review of the registrant’s federal, state and city income tax returns and excise tax calculations for 2023 and 2022 were $27,170 and $26,380, respectively.

(d) ALL OTHER FEES No such fees were billed to the registrant by Ernst & Young LLP for 2023 or 2022.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY All services to be performed for the registrant by Ernst & Young LLP must be pre-approved by the audit committee. All services performed during 2023 and 2022 were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) The aggregate fees paid or accrued by the registrant for non-audit professional services rendered by Ernst & Young LLP to the registrant for 2023 and 2022 were $66,770 and $64,820, respectively.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: John D. Gordan, III, Chairman, Arthur G. Altschul, Jr., Rodney B. Berens, Clara E. Del Villar, Savannah Sachs, and Henry R. Schirmer.

(b) Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General American Investors Company, Inc.

PROXY VOTING POLICIES AND PROCEDURES

General American Investors Company, Inc. (the “Company”) is uniquely structured as an internally managed closed-end investment company. Our research efforts, including the receipt and analysis of proxy material, are focused on the securities in the Company’s portfolio, as well as alternative investment opportunities. We vote proxies relating to our portfolio securities in the best long-term interests of the Company.

Our investment approach stresses fundamental security analysis, which includes an evaluation of the integrity, as well as the effectiveness of management personnel. In proxy material, we review management proposals and management recommendations relating to shareholder proposals in order to, among other things, gain assurance that management’s positions are consistent with its integrity and the long-term interests of the company. We generally find this to be the case and, accordingly, give significant weight to the views of management when we vote proxies.

Proposals that may have an impact on the rights or privileges of the securities held by the Company would be reviewed very carefully. The explanation for a negative impact could justify the proposal; however, if such justification were not present, we would vote against a significant reduction in the rights or privileges associated with any of our holdings.

Proposals relating to corporate governance matters are reviewed on a case-by-case basis. When they involve changes in the state of incorporation, mergers or other restructuring, we would, if necessary, complete our review of the rationale for the proposal by contacting company representatives and, with few exceptions, vote in favor of management’s recommendations. Proposals relating to anti-takeover provisions, such as staggered boards, poison pills and supermajorities could be more problematic. They would be considered in light of our assessment of the capability of current management, the duration of the proposal, the negative impact it might have on the attractiveness of the company to future “investors,” among other factors. We can envision circumstances under which we would vote against an anti-takeover provision.

Generally, we would vote with management on proposals relating to changes to the company’s capital structure, including increases and decreases of capital and issuances of preferred stock; however, we would review the facts and circumstances associated with each proposal before finalizing our decision.

Well-structured stock option plans and management compensation programs are essential for companies to attract and retain high caliber management personnel. We generally vote in favor of proposals relating to these issues; however, there could be an occasion on which we viewed such a proposal as overreaching on the part of management or having the potential for excessive dilution when we would vote against the proposal.

Corporations should act in a responsible manner toward their employees, the communities in which they are located, the customers they serve and the world at large. We have observed that most stockholder proposals relating to social issues focus on a narrow issue and the corporate position set forth in the proxy material provides a well-considered response demonstrating an appropriate and responsible action or position. Accordingly, we generally support management recommendations on these types of proposals; however, we would consider each proposal on a case-by-case basis.

We take voting proxies of securities held in our portfolio very seriously. As indicated above, it is an integral part of the analytical process at General American Investors. Each proposal and any competing interests are reviewed carefully on a case-by-case basis. Generally, we support and vote in accordance with the recommendations of management; however, the overriding basis for the votes we cast is the best long-term interests of the Company.

Date: July 9, 2003

Item 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

As of December 31, 2023 and the date of this filing, Mr. Jeffrey W. Priest, President and Chief Executive Officer, serves as the Portfolio Manager of the registrant and is responsible for its day-to-day management. Mr. Priest has been employed by the registrant since October, 2010, becoming its President in February 2012, and its Chief Executive Officer in January 2013. Mr. Priest does not provide such services for any other registered investment companies, pooled investment vehicles, or other accounts. For performing such responsibilities, Mr. Priest receives cash compensation in the form of a fixed salary and an annual performance bonus. The annual performance bonus is principally based upon the absolute performance of the registrant and its relative performance to a closed-end management investment company peer group (comprised of core equity funds) and the S&P 500 Index. Performance is evaluated in December by the Compensation Committee of the Board of Directors (the members of which are independent and consult with the full Board of Directors), based upon the registrant’s net asset value return and total investment return during the twelve months ended October 31. Additional consideration is given to performance during the subsequent intervening period and to market compensation data provided by a noted industry compensation consulting firm. Mr. Priest beneficially owns in excess of $1 million of the registrant’s outstanding equity securities.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) General American Investors Company, Inc. Common Stock (GAM)

Period 2023	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	27,720	$41.6449	27,720	1,135,939
08/01-08/31	97,603	41.5105	97,603	1,038,336
09/01-09/30	127,104	41.6360	127,104	911,232
10/01-10/31	128,606	41.0706	128,606	782,626
11/01-11/30	116,324	41.4485	116,324	666,302
12/01-12/31	75,274	41.9219	75,274	591,028
Total for the period	572,631		572,631

Note-The Board of Directors has authorized the repurchase of the registrant’s common stock when the shares are trading at a discount from the underlying net asset value of at least 8%. This represents a continuation of the repurchase program which began in March 1995. As of the beginning of the period, July 1, 2023, there were 1,163,659 shares available for repurchase under the aforementioned extension of such authorization. As of the end of the period, December 31, 2023, there were 591,028 shares available for repurchase under this program.

(b) General American Investors Company, Inc. Preferred Stock (GAMpB)

Period 2023	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
07/01-07/31	—	—	—	1,604,687
08/01-08/31	—	—	—	1,604,687
09/01-09/30	—	—	—	1,604,687
10/01-10/31	3,134	$24.2324	3,134	1,601,553
11/01-11/30	—	—	—	1,601,553
12/01-12/31	—	—	—	1,601,553
Total for the period	3,134		3,134

Note-The Board of Directors has authorized the repurchase of the registrant's preferred stock when the shares are trading at a price not in excess of $25.00 per share. As of the beginning of the period, July 1, 2023, there were 1,604,687 shares available for repurchase under such authorization. As of the end of the period, December 31, 2023, there were 1,601,553 shares available for repurchase under this program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors as set forth in the registrant’s Proxy Statement, dated February 16, 2024.

ITEM 11. CONTROLS AND PROCEDURES.

Conclusions of principal officers concerning controls and procedures

(a) As of December 31, 2023, an evaluation was performed under the supervision and with the participation of the officers of General American Investors Company, Inc. (the “Registrant”), including the principal executive officer (“PEO”) and principal financial officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 31, 2023, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the Registrant’s last fiscal period that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

ITEM 13. EXHIBITS

(a)(1) As indicated in Item 2., the code of ethics is posted on the registrant’s Internet website.

(a)(2) The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99 CERT.

(a)(3) There were no written solicitations to purchase securities under the Rule 23c-1 under the Investment Company Act of 1940 during the period covered by the report.

(a)(4) There were no changes in independent public accountants.

(b)   The certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

General American Investors Company, Inc.

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration

Date: February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:/s/ Jeffrey W. Priest
Jeffrey W. Priest
President and Chief Executive Officer
(Principal Executive Officer)

Date: February 16, 2024

By:/s/ Eugene S. Stark
Eugene S. Stark
Vice-President, Administration
(Principal Financial Officer)

Date: February 16, 2024